SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2006

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2006, Pharmos Corporation (the “Company”) issued a press release reporting financial results for the third quarter of 2006. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 1, 2006, the Company issued the press release attached hereto as Exhibit 99.2 in connection with a presentation by the Company that will occur on November 6, 2006. A webcast of the presentation will be available on the Company’s website at www.pharmoscorp.com (click “Investors”) and will remain available for 90 days.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press release of Pharmos Corporation, dated November 6, 2006.

99.2	Press release of Pharmos Corporation, dated November 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of November, 2006.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill

Name: S. Colin Neill

Title: Senior Vice President and Chief Financial Officer